UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 19, 2020
Date of Report
(Date of earliest event reported)
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Core-Mark Holding Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Solana Boulevard, Suite 3400		76262
Westlake,	Texas
(Address of principal executive offices)		(Zip Code)
(940) 293-8600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CORE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting was held on May 19, 2020.

(b) Of the 45,086,055 shares of common stock outstanding and entitled to vote, 42,455,153 shares, or 94.2%, were represented at the Annual Meeting. During the Annual Meeting, the stockholders voted on the following matters:

Proposal 1 – Election of Directors

•  Duly elected the following nine individuals to the Board of Directors to serve as directors until the 2021 Annual    Meeting of Stockholders or until their successors have been duly elected and qualified:

	Votes For	Votes Against	Abstain	Broker Non-Votes(1)
Stuart W. Booth	40,367,925	865,523	23,433	1,198,272
Gary F. Colter	39,850,027	1,383,961	22,893	1,198,272
Rocky Dewbre	41,120,088	113,616	23,177	1,198,272
Laura Flanagan	40,807,305	426,284	23,292	1,198,272
Robert G. Gross	40,950,829	283,011	23,041	1,198,272
Scott E. McPherson	40,579,887	654,093	22,901	1,198,272
Diane Randolph	41,137,680	95,918	23,283	1,198,272
Harvey L. Tepner	39,850,040	1,383,948	22,893	1,198,272
Randolph I. Thornton	39,676,370	1,557,619	22,892	1,198,272

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(1) A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the applicable rules, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting, but have no effect on the outcome of the vote for the election of directors.

Proposal 2 – Advisory Resolution to Approve Named Executive Compensation

•  Duly approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in our Proxy Statement as filed with the Securities and Exchange Commission on April 9, 2020.

	Votes For	Votes Against	Abstain	Broker Non-Votes(1)
Advisory approval of executive compensation	40,845,551	385,913	25,417	1,198,272

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

•  Duly ratified Deloitte & Touche LLP to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020.

	Votes For	Votes Against	Abstain	Broker Non-Votes(1)
Deloitte & Touche LLP	41,627,144	804,974	23,035	—

Item 8.01. Other Events.
On May 26, 2020, the Company appointed Jennifer Hulett as Senior Vice President and Chief Human Resources Officer, effective immediately. A copy of the press release announcing the appointment of Ms. Hulett is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following are filed as exhibits to this report:

Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc. dated May 26, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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(1) A non-vote occurs when brokers or nominees have voted on some of the matters to be acted on at a meeting, but do not vote on certain other matters because, under the applicable rules, they are not allowed to vote on those other matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting, but have no effect on the outcome of the vote for the election of directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date:	May 26, 2020	By:	/s/ CHRISTOPHER M. MILLER
		Name:	Christopher M. Miller
		Title:	Senior Vice President, Chief Financial Officer